                              LETTER OF TRANSMITTAL


         THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT
         5:00 p.m., NEW YORK CITY TIME, ON _______, 1997 (AS SUCH DATE MAY BE EXTENDED, THE "EXPIRATION DATE").

                               GRAND CASINOS, INC.

                         Series A Senior Notes Due 2004

                 PLEASE READ CAREFULLY THE ATTACHED INSTRUCTIONS

IF YOU DESIRE TO ACCEPT THE EXCHANGE OFFER, THIS LETTER OF TRANSMITTAL SHOULD BE COMPLETED, SIGNED, AND SUBMITTED TO:

                       FIRSTAR BANK OF MINNESOTA, N.A.

                                 Exchange Agent

                              101 East Fifth Street
                         St. Paul, Minnesota 55101-1860
                    Attention: Corporate Trust Administration
                          Telecopier No. (612) 229-6415

         DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

         The undersigned hereby acknowledges receipt of the prospectus dated ________, 1997 (the "Prospectus") Grand Casinos, Inc., a Minnesota corporation ( the "Company"), and this Letter of Transmittal (the "Letter of Transmittal") that together constitute the Company's offer (the "Exchange Offer") to exchange $1,000 in principal amount of its Series B Senior Notes due 2004 (the "New Notes") for each $1,000 in principal amount of its outstanding Series A Senior Notes due 2004 (the "Old Notes"). The Old Notes and New Notes are collectively referred to as the "Notes." Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

         The undersigned hereby tenders the Old Notes described in Box 1 below (the "Tendered Old Notes") pursuant to the terms and conditions described in the Prospectus and this Letter of Transmittal. If the undersigned is not the beneficial owner of all the Tendered Old Notes (such beneficial owner(s) other than the undersigned being called herein the "Beneficial Owners"), the undersigned represents that it has received from each Beneficial Owner a duly completed and executed form of "Instruction to Registered Holder from Beneficial Owner" accompanying this

Letter of Transmittal (the "Instruction to Registered Holder"), instructing the undersigned to take the action described in this Letter of Transmittal.

         Subject to, and effective upon, the acceptance for exchange of the Tendered Old Notes, the undersigned hereby exchanges, assigns, and transfers to, or upon the order of, the Company all right, title, and interest in, to, and under the Tendered Old Notes.

         Unless otherwise indicated under "Special Exchange Instructions" below (Box 3A), please issue the New Notes exchanged for Tendered Old Notes in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions" below (Box 3B), please send or cause to be sent the certificates for New Notes (and accompanying documents, as appropriate) to the undersigned at the address shown below in Box 1.

         The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney in fact of the undersigned with respect to the Tendered Old Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver the Tendered Old Notes to the Company or cause ownership of the Tendered Old Notes to be transferred to, or upon the order of, the Company, on the books of the Registrar for the Old Notes and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Company upon receipt by the Exchange Agent, as the undersigned's agent, of the New Notes to which the undersigned is entitled upon the acceptance by the Company of the Tendered Old Notes pursuant to the Exchange Offer and (ii) receive all benefits and otherwise exercise all rights of beneficial ownership of the Tendered Old Notes, all in accordance with the terms of the Exchange Offer.

         The undersigned understands that tenders of Old Notes pursuant to the procedures described under the caption "THE EXCHANGE OFFER - Procedures for Tendering Old Notes" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

         The tender of Tendered Old Notes made hereby shall be binding on the undersigned and all future holders and owners of the Tendered Old Notes, subject only to withdrawal of such tender on the terms set forth in the Prospectus under the caption "THE EXCHANGE OFFER - Withdrawal Rights." All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any Beneficial Owner(s), and every obligation of the undersigned or any Beneficial Owners hereunder shall be binding upon the heirs, representatives, successors, and assigns of the undersigned and such Beneficial Owner(s).

         The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign, and transfer the Tendered Old Notes and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, and adverse claims when the Tendered Notes are acquired by the Company as contemplated herein. The undersigned and each Beneficial Owner will, upon request, execute and deliver any additional documents reasonably requested by the Company as necessary or desirable to complete and give effect to the transactions contemplated hereby.

         The undersigned hereby represents and warrants that the information set forth in Box 2 is true and correct.

         By accepting the Exchange Offer, the undersigned hereby represents and warrants that (i) the New Notes to be acquired by the undersigned and any Beneficial Owner(s) in connection with the Exchange Offer are being acquired by the undersigned and any Beneficial Owner(s) in the ordinary course of business of the undersigned and any Beneficial Owner(s), (ii) the undersigned and each Beneficial Owner are not participating, do not intend to participate, and have no arrangement or understanding with any person to participate, in the distribution of the New Notes, and (iii) the undersigned and each Beneficial Owner acknowledge that any person participating in the Exchange Offer for the purpose of distributing the New Notes must comply with the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (together with the rules and regulations promulgated thereunder, the "Securities Act"), in connection with a secondary resale transaction of the New Notes acquired by such person and cannot rely on the position of the Staff of the Securities and Exchange Commission (the "Commission") set forth in no-action letters that are discussed in the section of the Prospectus entitled "THE EXCHANGE OFFER Resales of the New Notes."

         The undersigned and each Beneficial Owner understands that a secondary resale transaction described in clause (iii) above should be covered by an effective registration statement containing the selling securityholder information required by Item 507 of Regulation S-K of the Commission.

                  PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                      CAREFULLY BEFORE COMPLETING THE BOXES


                                      BOX 1
                        DESCRIPTION OF OLD NOTES TENDERED
                 (Attach additional signed pages, if necessary)


   Name(s) and address(es) of Registered Old                         Amount
      Note Holder(s), exactly as name(s)         Certificate         Principal            Aggregate
     appear(s) on Old Note Certificate(s)        Number(s) and        Amount              Principal
          (Please fill in, if blank)             Series of Old      Represented            Amount
                                                 Notes           by Certificate(s)        Tendered*

                                                 ______________   _______________         _____________
                                                 ______________   _______________         _____________
                                                 ______________   _______________         _____________

                                                 Total
                                                 ______________   _______________         _____________



                                      BOX 2
                               BENEFICIAL OWNER(S)
     State of Principal                                Principal Amount of
Residence of Each Beneficial                         Tendered Old Notes Held
 Owner of Tendered Old Notes                     for Account of Beneficial Owner

_______________________________             ____________________________________

_______________________________             ____________________________________

_______________________________             ____________________________________

_______________________________             ____________________________________

                  BOX 3A                                                       BOX 3B

        SPECIAL EXCHANGE INSTRUCTIONS                              SPECIAL DELIVERY INSTRUCTIONS
         SEE INSTRUCTIONS 5, 6 AND 7)                               (SEE INSTRUCTIONS 5, 6 AND 7)

To be completed ONLY if New Notes for the Old              To be completed ONLY if the New Notes exchanged
Notes or Old Notes (if any) represented by Old Note        for the Old Notes and untendered Old Notes are to be
Certificates delivered to the Exchange Agent herewith,     sent to someone other than the undersigned, or to the
to the extent not tendered, are to be issued in the        undersigned at an address other than that shown above.
name of someone other than the undersigned.



Issue New Note(s) and any untendered Old Notes to:         Issue New Note(s) and any untendered Old Notes to:

Names(s):                                                  Names(s):



-------------------------------------------                -------------------------------------------
(please print)                                             (please print)

Address:                                                   Address:

-------------------------------------------                -------------------------------------------
-------------------------------------------                -------------------------------------------
-------------------------------------------                -------------------------------------------
(include Zip Code)                                         (include Zip Code)

Tax Identification or                                      Tax Identification or
Social Security No.:                                       Social Security No.:

-------------------------------------------                -------------------------------------------

                                      BOX 4

                           USE OF GUARANTEED DELIVERY

/ / CHECK HERE ONLY IF OLD NOTES ARE BEING TENDERED BY MEANS OF A NOTICE OF GUARANTEED DELIVERY. See Instruction 2. If this box is checked, please provide the following information:

Name(s) of Registered Holder(s):_______________________________________________

_______________________________________________________________________________


Date of Execution of Notice of Guaranteed Delivery: ___________________________

Name of Institution which Guaranteed Delivery: ________________________________

                                      BOX 5

                           TENDERING HOLDER SIGNATURE
                           (SEE INSTRUCTIONS 1 AND 5)
                    IN ADDITION, COMPLETE SUBSTITUTE FORM W-7



X ____________________________________________              Signature Guarantee
                                                           (If required by Instruction 5)

X ____________________________________________
   (Signatures of Registered Holder(s)                      Authorized Signature
   or Authorized Signatory)
                                                            X _______________________________________________
Note:  The above lines must be signed by the
registered holder(s) of Old Notes as their
Name(s) appear(s) on the Old Notes or by person(s)          Name: ___________________________________________
authorized to become registered holder(s) by a                    (please print)
properly completed bond power from the registered
holder(s) and other documents required by the               Title:___________________________________________
Purchase Agreements (all of which must be transmitted
with this Letter of Transmittal).  If signature is          Name of Firm:____________________________________
by a trustee, executor, administrator, guardian,                           (Must be an Eligible institution
attorney-in-fact, officer, or other person acting in a                      (as defined in Instruction 2)
fiduciary or representative capacity, such person must
set forth his or her full title below. See Instruction 5.   Address: ________________________________________

                                                            _________________________________________________

Name(s): __________________________________________         _________________________________________________
                                                            (include Zip Code)
         __________________________________________

Capacity:__________________________________________         Area Code and Telephone Number:

         __________________________________________         _________________________________________________

Street Address: ___________________________________         Dated: __________________________________________

          _________________________________________

          _________________________________________
              (include Zip Code)

          _________________________________________

Area Code and Telephone Number:

          _________________________________________

Tax Identification or Social Security Number:


          _________________________________________



                        PAYOR'S NAME:  GRAND CASINOS, INC.

SUBSTITUTE              Name (if joint names, list first and circle the name of
                        the person or entity whose number you enter in Part I
                        below. See Instructions if your name has changed.)

FORM W-9                ________________________________________________________
                        Address

Department of the       ________________________________________________________
 Treasury               City, state and ZIP Code

                        ________________________________________________________
Internal Revenue        List account number(s) here (optional)
 Service

                        Part 1 - PLEASE PROVIDE YOUR TAXPAYER IDENTIFICATION         TIN
                        NUMBER ("TIN") (YOUR SOCIAL SECURITY NUMBER OR
                        EMPLOYER IDENTIFICATION NUMBER) IN THE BOX AT
                        RIGHT AND CERTIFY BY SIGNING AND DATING BELOW                ____________


                        Part 2 - Check the box if you are NOT
                        subject to backup withholding under the provisions of
                        section 3408(a)(1)(C) of the Internal Revenue Code because (1) you have not been notified that you are subject to backup withholding as a result of failure to report all interest or dividends or (2) the Internal
                        Revenue Service has notified you that you are no longer subject to backup withholding. / /

Payor's Request         CERTIFICATION - UNDER PENALTIES OF PERJURY, I CERTIFY        PART 3 -
for TIN                 THAT THE INFORMATION PROVIDED ON THIS FORM IS TRUE,           CHECK
                        CORRECT AND COMPLETE.                                        BOX IF
                                                                                     AWAITING
                        Signature _____________________________ Date ___________     TIN
                                                                                          / /

                      INSTRUCTIONS TO LETTER OF TRANSMITTAL

                    FORMING PART OF THE TERMS AND CONDITIONS
                              OF THE EXCHANGE OFFER

         1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND OLD NOTES. The Tendered Old Notes, as well as properly completed and duly executed copy of this Letter of Transmittal, a Substitute Form W-9 (or facsimile thereof), and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date. THE METHOD OF DELIVERY OF CERTIFICATES FOR OLD NOTES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING ELIGIBLE HOLDER (AS DEFINED IN THE PROSPECTUS) AND DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. INSTEAD OF DELIVERY BY MAIL, IT IS RECOMMENDED THAT THE ELIGIBLE HOLDER USE AN OVERNIGHT OR HAND DELIVERY SERVICE. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY. Neither the Company nor the Registrar is under any obligation to notify any tendering Eligible Holder of the Company's acceptance of Tendered Old Notes prior to the Closing of the Exchange Offer.

         2. GUARANTEED DELIVERY PROCEDURES. Eligible Holders who wish to tender their Old Notes but whose Old Notes are not immediately available and who cannot deliver their Old Notes, Letter of Transmittal and any other documents required by the Letter of Transmittal to the Exchange Agent prior to the Expiration Date must tender their Old Notes according to the guaranteed delivery procedures set forth below, including completion of Box 4. Pursuant to such procedures: (i) such tender must be made by or through a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or is a commercial bank or trust company having an office or correspondent in the United States, or is otherwise an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (an "Eligible Institution") and the Notice of Guaranteed Delivery must be signed by the Eligible Holder; (ii) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Holder and the Eligible Institution a properly completed and duly executed Letter of Transmittal and a Notice of Guaranteed Delivery (by facsimile transmission, mail, or hand delivery) setting forth the name and address of the Eligible Holder, the certificate number or numbers of the Tendered Old Notes, and the principal amount of Tendered Old Notes, stating that the tender is being made thereby and guaranteeing that, within four business days after the date of delivery of the Notice of Guaranteed Delivery, the Tendered Old Notes and any other inquired documents will be deposited by the Eligible Institution with the Exchange Agent; and (iii) such properly completed and executed documents required by this Letter of Transmittal and the Tendered Old Notes in proper form for transfer must be received by the Exchange Agent within four business days after the Expiration Date. Any Eligible Holder who wishes to tender Old Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery and Letter of Transmittal relating to such Old Notes prior to 5:00 p.m., New York City time, on the Expiration Date. Failure to complete the guaranteed delivery procedures outlined above will not, of itself, affect the validity or effect a revocation of any Letter of Transmittal form properly completed and executed by an Eligible Holder who attempted to use the guaranteed delivery process.

         3. BENEFICIAL OWNER INSTRUCTIONS TO REGISTERED HOLDERS. Only an Eligible Holder in whose name the Old Notes are registered on the books of the Registrar (a "Registered Holder") (or the legal representative or attorney-in-fact of such Registered Holder) may execute and deliver this Letter of Transmittal. Any Beneficial Owner of Old Notes who is not the Registered Holder must arrange promptly with the Registered Holder to execute and deliver this Letter of Transmittal on his or her behalf through the execution and delivery to the Registered Holder of the Instructions to Registered Holder form accompanying this Letter of Transmittal. If such Beneficial Owner wishes to tender directly, such Beneficial Owner must, prior to completing and executing this Letter of Transmittal and tendering Old Notes, make appropriate arrangements to register ownership of the Old Notes in such Beneficial Owner's name. Beneficial Owners should be aware that the Letter of registered ownership may take considerable time.

         4. PARTIAL TENDERS. Tenders of Old Notes will be accepted only in integral multiples of $1,000 in principal amount. If less than the entire principal amount of any Old Note is tendered, the tendering Eligible Holder should fill in the principal amount tendered in the column labeled "Aggregate Principal Amount Tendered" of the box entitled "Description of Old Notes Tendered" (Box 1) above. The entire principal amount of Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Old Notes is not tendered, Old Notes for the principal amount of Old Notes not tendered and New Notes exchanged for any Old Notes tendered will be sent to the Eligible Holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, promptly after the Old Notes are accepted.

         5. SIGNATURES ON THE LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter of Transmittal is signed by the Registered Holder(s) of the Tendered Old Notes, the signature must correspond with the name(s) as written on the face of the Tendered Old Notes without alteration, enlargement, or any change whatsoever.

         If any of the Tendered Old Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any Tendered Old Notes are held in different names on several Old Notes, it will be necessary to complete, sign, and submit as many separate copies of the Letter of Transmittal documents as there are names in which Tendered Old Notes are held.

         If this Letter of Transmittal is signed by the Registered Holder(s) of Tendered Old Notes tendered and New Notes are to be issued (and any untendered principal amount of Old Notes is to be reissued) to the Registered Holder(s), the Registered Holder(s) need not and should not endorse any Tendered Old Notes nor provide a separate bond power. In any other case, such Registered Holder(s) must either properly endorse the Old Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal, with the signature(s) on the endorsement or bond power guaranteed by an Eligible Institution along with the other documents required upon transfer by the Purchase Agreements.

         If this Letter of Transmittal is signed by a person other than the Registered Holder(s) of any Old Notes, the Tendered Old Notes must be endorsed or accompanied by appropriate bond powers, in each case, signed as the name of the Registered Holder(s) appears on the Old Notes, with the signature on the endorsement or bond power guaranteed by an Eligible Institution along with the other documents required upon transfer by the Purchase Agreement.

         If this Letter of Transmittal or any Old Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations, or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Company, evidence satisfactory to the Company of their authority to so act must be submitted with this Letter of Transmittal.

         Endorsements on Old Notes or signatures on bond powers required by this Instruction 3 must be guaranteed by an Eligible Institution.

         Signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution unless the Tendered Old Notes are tendered (1) by a Registered Holder who has not completed the box set forth herein entitled "Special Exchange Instructions" (Box 3A) or the box entitled "Special Delivery Instructions" (Box 3B) or (ii) by an Eligible Institution.

         6. SPECIAL EXCHANGE AND DELIVERY INSTRUCTIONS. Tendering Eligible Holders should indicate, in the applicable box or boxes (Box 3A and/or 3B), the name and address to which the New Notes and/or substitute Old Notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

         7. TRANSFER TAXES. The Company will pay all transfer taxes, if any, applicable to the sale and transfer of Old Notes to it or its order pursuant to the Exchange Offer. If, however, New Notes are to be issued to, or Old Notes for principal amounts not tendered or accepted are to be delivered to, or are to be registered or issued in the name of, any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer and sale of Old Notes to the Company or its order pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or on any other person) will be payable by the tendering Eligible Holder. If satisfactory evidence of payment of such taxes or exemption from taxes therefrom is not submitted with this Letter of Transmittal, the amount of transfer taxes will be billed directly to such tendering Eligible Holder.

         Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the Old Notes listed in this Letter of Transmittal.

         8. TAX IDENTIFICATION NUMBER. Federal income tax law requires that an Eligible Holder of any Old Notes which are accepted for exchange (who does not otherwise establish an exemption from backup Federal income tax withholding) must provide the Company (as payor) with its correct taxpayer identification number ("TIN"), which, in the case of an Eligible Holder who is an individual, is his or her social security number. If the Company is not provided with the correct TIN, the Holder may be subject to a $50 penalty imposed by the Internal Revenue Service.

         To prevent backup withholding, each tendering Eligible Holder must provide such Holder's correct TIN by completing the Substitute Form W-9 set forth herein, certifying that the TIN provided is correct (or that such Eligible Holder is awaiting a TIN), and that (i) the Eligible Holder has not been notified by the Internal Revenue Service that such Eligible Holder is subject to backup withholding as a result of failure to report all interest or dividends or
(ii) the Internal Revenue Service has notified the Eligible Holder that such Eligible Holder is no longer subject to backup withholding. (If withholding results in an over-payment of taxes, a refund may be obtained.) Certain Eligible Holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements.

         The Company reserves the right in its sole discretion to take whatever steps are necessary to comply with the Company's obligation regarding backup withholding.

         9. VALIDITY OF TENDERS. All questions as to the validity, form, eligibility (including time of receipt), and acceptance of Tendered Old Notes will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the right to inject any and all Old Notes not properly tendered or any Old Notes the Company's acceptance of which would, in the opinion of the Company or its counsel, be unlawful. The Company also reserves the right to waive any conditions of the Exchange Offer or defects or irregularities in tenders of Old Notes as to any ineligibility of any holder who seeks to tender Old Notes in the Exchange Offer. The interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) by the Company shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as the Company shall determine. The Company will use reasonable efforts to give notification of defects or irregularities with respect to tenders of Old Notes, but shall not incur any liability for failure to give such notification.

         10. WAIVER OF CONDITIONS. The Company reserves the absolute right to amend, waive, or modify specified conditions in the Exchange Offer in the case of any Tendered Old Notes.

         11. NO CONDITIONAL TENDER. No alternative, conditional, irregular, or contingent tender of Old Notes or transmittal of this Letter of Transmittal will be accepted.

         12. MUTILATED, LOST, STOLEN, OR DESTROYED OLD NOTES. Any tendering Eligible Holder whose Old Notes have been mutilated, lost, stolen, or destroyed should contact the Exchange Agent at the address indicated above for further instruction.

         13. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance and requests for additional copies of the Prospectus may be directed to the Exchange Agent at the address specified in the Prospectus. Eligible Holders may also contact their broker, dealer, commercial bank, trust company, or other nominee for assistance concerning the Exchange Offer.

         14. ACCEPTANCE OF TENDERED OLD NOTES AND ISSUANCE OF NEW NOTES; RETURN OF OLD NOTES. Subject to the terms and conditions of the Exchange Offer, the Company will accept for exchange all properly tendered Old Notes as promptly as practicable after the Expiration Date and will issue New Notes therefor promptly thereafter. For purposes of the Exchange Offer, the Company shall be deemed to have accepted tendered Old Notes when, as and if the Company has given written or oral notice thereof to the Exchange Agent. If any Tendered Old Notes are not exchanged pursuant to the Exchange Offer for any reason, such unexchanged Old Notes will be returned, without expense, to the undersigned at the address shown below or at a different address as may be indicated herein under "Special Exchange Instructions" or "Special Delivery Instructions".

         15. WITHDRAWAL. Tenders may be withdrawn only pursuant to the limited withdrawal rights set forth in the Prospectus under the caption "THE EXCHANGE OFFER - Withdrawal Rights".

                        INSTRUCTION TO REGISTERED HOLDER
                              FROM BENEFICIAL OWNER

                                       OF

                               GRAND CASINOS, INC.

                             Series A Notes Due 2004

         The undersigned hereby acknowledges receipt of the Prospectus dated _________, 1997 (the "Prospectus") of Grand Casinos, Inc., a Minnesota corporation (the "Company"), and the accompanying letter of Transmittal (the "Letter of Transmittal"), that together constitute the Company's offer (the "Exchange Offer").

         This will instruct you, the registered holder, as to the action to be taken by you relating to the Exchange Offer with respect to the Old Notes held by you for the account of the undersigned.

         The aggregate face amount of the Old Notes held by you for the account of the undersigned is (fill in amount):

                  $______________ of the Series A Senior Notes Due 2004

         With respect to the Exchange Offer, the undersigned hereby instructs you (check appropriate box):

         / / To TENDER the following Old Notes held by you for the account of the undersigned (insert principal amount of Old Notes to be tendered, if any):

                  $______________ of the Series A Senior Notes Due 2004

         / / NOT to TENDER any Old Notes held by you for the account of the undersigned.

         If the undersigned instructs you to tender the Old Notes held by you for the account of the undersigned, it is understood that you are authorized (a) to make, on behalf of the undersigned (and the undersigned, by its signature below, hereby makes to you), the representations and warranties contained in the Letter of Transmittal that are to be made with respect to the undersigned as a Beneficial Owner (as defined in the Letter of Transmittal), including but not limited to the representations that (i) the undersigned's principal residence is in the state of (fill in state) ______________, (ii) the undersigned is acquiring the New Notes in the ordinary course of business of the undersigned,
(iii) the undersigned is not participating, does not intend to participate, and has no arrangement or understanding with any person to participate, in the distribution of the New Notes, and (iv) the undersigned acknowledges that any person participating in the Exchange Offer for the purpose of distributing the New Notes must comply with the registration and prospectus delivery requirements of the Securities Act of 1933, as amended, in connection with a secondary resale transaction of the New Notes acquired by such person and cannot rely on the position of the Staff of the Securities and Exchange Commission set forth in no-action letters that are discussed in the section of the Prospectus entitled "THE EXCHANGE OFFER - Resales of the New Notes"; (b) to agree, on behalf of the undersigned, to the covenants and agreements to be made on behalf of or with respect to the undersigned, as set forth in the Letter of Transmittal; and (c) to take such other action as necessary under the Prospectus or the Letter of Transmittal to effect the valid tender of such Old Notes.

                                    SIGN HERE


Name of Beneficial Owner(s):____________________________________________________

Signature(s):___________________________________________________________________

Name(s) (please print): ________________________________________________________

Address:________________________________________________________________________

________________________________________________________________________________

Telephone Number:_______________________________________________________________

Taxpayer Identification or Social Security Number: _____________________________

Date:___________________________________________________________________________

                          NOTICE OF GUARANTEED DELIVERY

                                 With Respect to

                               GRAND CASINOS, INC.

                         Series A Senior Notes Due 2004

         This form must be used by an Eligible Holder of the Series A Senior Notes Due 2004 (the "Old Notes") of Grand Casinos, Inc. (the "Company") who wishes to tender Old Notes to the Exchange Agent pursuant to the guaranteed delivery procedures described in "THE EXCHANGE OFFER - Guaranteed Delivery Procedures" of the Prospectus dated ________, 1997 (the "Prospectus") and in Instruction 2 to the Letter of Transmittal. Any Eligible Holder who wishes to tender Old Notes pursuant to such guaranteed delivery procedures must ensure that the Exchange Agent receives this Notice of Guaranteed Delivery prior to 5:00 p.m. New York City time on the Expiration Date of the Exchange Offer. Any Eligible Holder providing this Notice of Guaranteed Delivery must also execute and deliver a Letter of Transmittal herewith. Capitalized terms not defined herein have the meanings ascribed to them in the Prospectus or the Letter of Transmittal.

             To: FIRSTAR BANK OF MINNESOTA, N.A., Exchange Agent
                              101 East Fifth Street
                         St. Paul, Minnesota 55101-1860
                    Attention: Corporate Trust Administration
                          Telecopier No. (612) 229-6415

          A DULY COMPLETED AND EXECUTED LETTER OF TRANSMITTAL MUST BE
               DELIVERED WITH THIS NOTICE OF GUARANTEED DELIVERY.

DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.



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



               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

         The undersigned hereby tenders to the Company, upon the terms and subject to the conditions set forth in the Prospectus and the related Letter of Transmittal, receipt of which is hereby acknowledged, the principal amount of Old Notes specified below pursuant to the guaranteed delivery procedures set forth in the Prospectus and in Instruction 2 of the Letter of Transmittal. The undersigned hereby tenders the Old Notes listed below:

Certificate Number(s) (if known)             Aggregate               Aggregate
           and                               Principal               Principal
    Series of Old Notes                       Amount                   Amount
                                            Represented               Tendered

________________________________      _______________________   ______________________
________________________________      _______________________   ______________________
________________________________      _______________________   ______________________
________________________________      _______________________   ______________________



                                    SIGN HERE

Name of Eligible Holder: _______________________________________________________

Signature(s):___________________________________________________________________

Name(s) (please print):_________________________________________________________

Address:________________________________________________________________________

        ________________________________________________________________________

Telephone Number:_______________________________________________________________

Date:___________________________________________________________________________



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



                                    GUARANTEE
                    (Not to be used for signature guarantee)

         The undersigned, a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or is a commercial bank or trust company having an office or correspondent in the United States, or is otherwise an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, guarantees deposit with the Exchange Agent of the Letter of Transmittal (or facsimile thereof), together with the Old Notes tendered hereby in proper form for transfer and any other required documents, all by 5:00 p.m., New York City time, on the third business day following the date of delivery of this Notice of Guaranteed Delivery.

                                                      SIGN HERE


                                   Name of Firm:

                                   _____________________________________________

                                   Authorized Signature:

                                   _____________________________________________

                                   Name (please print):

                                   _____________________________________________

                                   Address:

                                   _____________________________________________
                                   _____________________________________________
                                   _____________________________________________


                                   Telephone Number:____________________________

                                   Date:________________________________________


DO NOT SEND NOTES WITH THIS FORM. ACTUAL SURRENDER OF NOTES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, A COPY OF THE PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL.



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


                 INSTRUCTIONS FOR NOTICE OF GUARANTEED DELIVERY


         1. DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY. A properly completed and duly executed copy of this Notice of Guaranteed Delivery, a properly completed and duly executed Letter of Transmittal, and any other documents required by this Notice of Guaranteed Delivery must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m. New York City time on the Expiration Date. The method of delivery of this Notice of Guaranteed Delivery and any other required documents to the Exchange Agent is at the election and risk of the Eligible Holder, and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. Instead of delivery by mail, it is recommended that the Eligible Holder use an overnight or hand delivery service. In all cases sufficient time should be allowed to assure timely delivery. For a description of the guaranteed delivery procedure, see Instruction 2 of the Letter of Transmittal.

         2. SIGNATURES ON THIS NOTICE OF GUARANTEED DELIVERY. If this Notice of Guaranteed Delivery is signed by the registered holder(s) of the Old Notes referred to herein, the signature must correspond with the name(s) written on the face of the Old Notes without alteration, enlargement, or any change whatsoever.

         If this Notice of Guaranteed Delivery is signed by a person other than the registered holder(s) of any Old Notes listed, this Notice of Guaranteed Delivery must be accompanied by appropriate bond powers, signed as the name of the registered holder(s) appears on the Old Notes.

         If this Notice of Guaranteed Delivery is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or other person acting in a fiduciary or representative capacity, such person should so indicate when signing.

         3. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance and requests for additional copies of the Prospectus may be directed to the Exchange Agent at the address specified in the Prospectus. Eligible Holders may also contact their broker, dealer, commercial bank, trust company, or other nominee for assistance concerning the Exchange Offer.





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